                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
     End of Period Collection Account Balance as of Prior Payment Date:                                                 462,551.70
     Available Funds:
         Contract Payments due and received in this period                                                            5,294,058.01
         Contract Payments due in prior period(s) and received in this period                                           649,524.91
         Contract Payments received in this period for next period                                                       59,322.99
         Sales, Use and Property Tax, Maintenance, Late Charges                                                         121,358.30
         Prepayment Amounts related to early termination in this period                                                 593,863.86
         Servicer Advance                                                                                               692,418.67
         Proceeds received from recoveries on previously Defaulted Contracts                                                  0.00
         Transfer from Reserve Account                                                                                   13,152.73
         Interest earned on Collection Account                                                                           11,196.30
         Interest earned on Affiliated Account                                                                            2,727.11
         Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                          0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01
           (Substituted contract < Predecessor contract)                                                                      0.00
         Amounts paid under insurance policies                                                                                0.00
         Any other amounts                                                                                                    0.00
                                                                                                                  -----------------
     Total Available Funds                                                                                            7,900,174.58
     Less: Amounts to be Retained in Collection Account                                                                 379,030.38
                                                                                                                  -----------------
     AMOUNT TO BE DISTRIBUTED                                                                                         7,521,144.20
                                                                                                                  =================


     DISTRIBUTION OF FUNDS:
         1. To Trustee -  Fees                                                                                                0.00
         2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                  649,524.91
         3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

              a) Class A1 Principal and Interest                                                                      4,621,822.50
              a) Class A2 Principal (distributed after A1 Note matures) and Interest                                    230,932.50
              a) Class A3 Principal (distributed after A2 Note matures) and Interest                                    419,826.67
              a) Class A4 Principal (distributed after A3 Note matures) and Interest                                    508,746.22
              b) Class B Principal and Interest                                                                          98,919.12
              c) Class C Principal and Interest                                                                         198,686.55
              d) Class D Principal and Interest                                                                         134,349.30
              e) Class E Principal and Interest                                                                         180,485.53

         4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                           0.00
         5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
              a) Residual Interest (Provided no Restricting or Amortization Event in effect)                             85,139.54
              b) Residual Principal (Provided no Restricting or Amortization Event in effect)                           156,517.53
              c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                 13,152.73
         6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                  135,281.71
         7. To Servicer, Servicing Fee and other Servicing Compensations                                                 87,759.39
                                                                                                                  -----------------
     TOTAL FUNDS DISTRIBUTED                                                                                          7,521,144.20
                                                                                                                  =================

                                                                                                                  -----------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}         379,030.38
                                                                                                                  =================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                    $4,104,190.93
      - Add Investment Earnings                                                                                          13,152.73
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                        0.00
      - Less Distribution to Certificate Account                                                                         13,152.73
                                                                                                                  -----------------
End of period balance                                                                                                $4,104,190.93
                                                                                                                  =================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $4,104,190.93
                                                                                                                  =================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                              144,762,298.50
                  Pool B                                                               61,179,542.02
                                                                                ---------------------
                                                                                                              205,941,840.52
Class A Overdue Interest, if any                                                                0.00
Class A Monthly Interest - Pool A                                                         836,587.74
Class A Monthly Interest - Pool B                                                         353,559.28

Class A Overdue Principal, if any                                                               0.00
Class A Monthly Principal - Pool A                                                      2,872,059.59
Class A Monthly Principal - Pool B                                                      1,719,121.28
                                                                                ---------------------
                                                                                                                4,591,180.87
Ending Principal Balance of the Class A Notes
                  Pool A                                                              141,890,238.91
                  Pool B                                                               59,460,420.74
                                                                                ---------------------
                                                                                                           ------------------
                                                                                                              201,350,659.65
                                                                                                           ==================

----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $240,779,000      Original Face $240,779,000             Balance Factor
       $ 4.942902                               $ 19.068029                  83.624676%
----------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                              5,137,840.52
                  Class A2                                                             41,000,000.00
                  Class A3                                                             74,000,000.00
                  Class A4                                                             85,804,000.00

                                                                                ---------------------

Class A Monthly Interest                                                                                      205,941,840.52
                  Class A1 (Actual Number Days/360)                                        30,641.63
                  Class A2                                                                230,932.50
                  Class A3                                                                419,826.67
                  Class A4                                                                508,746.22

                                                                                ---------------------

Class A Monthly Principal
                  Class A1                                                              4,591,180.87
                  Class A2                                                                      0.00
                  Class A3                                                                      0.00
                  Class A4                                                                      0.00

                                                                                ---------------------
                                                                                                                4,591,180.87
Ending Principal Balance of the Class A Notes
                  Class A1                                                                546,659.65
                  Class A2                                                             41,000,000.00
                  Class A3                                                             74,000,000.00
                  Class A4                                                             85,804,000.00

                                                                                ---------------------
                                                                                                           ------------------
                                                                                                              201,350,659.65
                                                                                                           ==================

Class A1
----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $39,975,000       Original Face $39,975,000              Balance Factor
       $ 0.766520                              $ 114.851304                   1.367504%
----------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes
                            Pool A                                                      2,467,411.22
                            Pool B                                                      1,042,773.57
                                                                                ---------------------
                                                                                                                 3,510,184.79

       Class B Overdue Interest, if any                                                         0.00
       Class B Monthly Interest - Pool A                                                   14,522.77
       Class B Monthly Interest - Pool B                                                    6,137.59
       Class B Overdue Principal, if any                                                        0.00
       Class B Monthly Principal - Pool A                                                  48,955.56
       Class B Monthly Principal - Pool B                                                  29,303.20
                                                                                ---------------------
                                                                                                                    78,258.76
       Ending Principal Balance of the Class B Notes
                            Pool A                                                      2,418,455.66
                            Pool B                                                      1,013,470.37
                                                                                ---------------------
                                                                                                          --------------------
                                                                                                                 3,431,926.03
                                                                                                          ====================

       ------------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
       Original Face $4,104,000    Original Face $4,104,000         Balance Factor
                 $ 5.034201                     $ 19.068899               83.623929%
       ------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class C Notes
                            Pool A                                                      4,934,822.43
                            Pool B                                                      2,085,547.14
                                                                                ---------------------
                                                                                                                 7,020,369.57

       Class C Overdue Interest, if any                                                         0.00
       Class C Monthly Interest - Pool A                                                   29,641.83
       Class C Monthly Interest - Pool B                                                   12,527.19
       Class C Overdue Principal, if any                                                        0.00
       Class C Monthly Principal - Pool A                                                  97,911.12
       Class C Monthly Principal - Pool B                                                  58,606.41
                                                                                ---------------------
                                                                                                                   156,517.53
       Ending Principal Balance of the Class C Notes
                            Pool A                                                      4,836,911.31
                            Pool B                                                      2,026,940.73
                                                                                ---------------------
                                                                                                          --------------------
                                                                                                                 6,863,852.04
                                                                                                          ====================

       ------------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
       Original Face $8,208,000    Original Face $8,208,000         Balance Factor
                 $ 5.137551                     $ 19.068900               83.623928%
       ------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                     3,289,881.62
                             Pool B                                                     1,390,364.76
                                                                                ---------------------
                                                                                                                 4,680,246.38

        Class D Overdue Interest, if any                                                        0.00
        Class D Monthly Interest - Pool A                                                  21,090.88
        Class D Monthly Interest - Pool B                                                   8,913.40
        Class D Overdue Principal, if any                                                       0.00
        Class D Monthly Principal - Pool A                                                 65,274.08
        Class D Monthly Principal - Pool B                                                 39,070.94
                                                                                ---------------------
                                                                                                                   104,345.02
        Ending Principal Balance of the Class D Notes
                             Pool A                                                     3,224,607.54
                             Pool B                                                     1,351,293.82
                                                                                ---------------------
                                                                                                          --------------------
                                                                                                                 4,575,901.36
                                                                                                          ====================

        ------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
        Original Face $5,472,000    Original Face $5,472,000         Balance Factor
                  $ 5.483238                     $ 19.068900               83.623928%
        ------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                             Pool A                                                     4,112,352.02
                             Pool B                                                     1,737,955.95
                                                                                ---------------------
                                                                                                                 5,850,307.97

        Class E Overdue Interest, if any                                                        0.00
        Class E Monthly Interest - Pool A                                                  35,184.60
        Class E Monthly Interest - Pool B                                                  14,869.66
        Class E Overdue Principal, if any                                                       0.00
        Class E Monthly Principal - Pool A                                                 81,592.60
        Class E Monthly Principal - Pool B                                                 48,838.67
                                                                                ---------------------
                                                                                                                   130,431.27
        Ending Principal Balance of the Class E Notes
                             Pool A                                                     4,030,759.42
                             Pool B                                                     1,689,117.28
                                                                                ---------------------
                                                                                                          --------------------
                                                                                                                 5,719,876.70
                                                                                                          ====================

        ------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
        Original Face $6,840,000    Original Face $6,840,000         Balance Factor
                  $ 7.317874                     $ 19.068899               83.623928%
        ------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance
                   Pool A                                                          4,936,002.37
                   Pool B                                                          2,086,096.10
                                                                                ----------------
                                                                                                                   7,022,098.47

       Residual Interest - Pool A                                                     56,986.60
       Residual Interest - Pool B                                                     28,152.94
       Residual Principal - Pool A                                                    97,911.12
       Residual Principal - Pool B                                                    58,606.41
                                                                                ----------------
                                                                                                                     156,517.53
       Ending Residual Principal Balance
                   Pool A                                                          4,838,091.25
                   Pool B                                                          2,027,489.69
                                                                                ----------------
                                                                                                              ------------------
                                                                                                                   6,865,580.94
                                                                                                              ==================


X.   PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                                              87,759.39
        - Servicer Advances reimbursement                                                                            649,524.91
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                            135,281.71
                                                                                                              ------------------
       Total amounts due to Servicer                                                                                 872,566.01
                                                                                                              ==================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                              164,502,768.15

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                 0.00

          Decline in Aggregate Discounted Contract Balance                                                             3,263,704.08
                                                                                                                    ----------------
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             ending of the related Collection Period                                                                 161,239,064.07
                                                                                                                    ================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances                         2,695,502.09

              - Principal portion of Prepayment Amounts                                                568,201.99

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                  0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                       0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                0.00

                                                                                                   ---------------
                                   Total Decline in Aggregate Discounted Contract Balance            3,263,704.08
                                                                                                   ===============


POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                               69,522,279.53

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                 0.00

          Decline in Aggregate Discounted Contract Balance                                                             1,953,546.91
                                                                                                                    ----------------
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             ending of the related Collection Period                                                                  67,568,732.62
                                                                                                                    ================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances                         1,928,957.52

              - Principal portion of Prepayment Amounts                                                 24,589.39

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                  0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                       0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                0.00

                                                                                                   ---------------
                                   Total Decline in Aggregate Discounted Contract Balance            1,953,546.91
                                                                                                   ===============

                                                                                                                    ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    228,807,796.69
                                                                                                                    ================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
          POOL A                                                                                            Predecessor
                                                                      Discounted            Predecessor     Discounted
          Lease #        Lessee Name                                  Present Value         Lease #         Present Value
          ----------------------------------------------------------  --------------------  --------------  ----------------------
                         NONE











                                                                      --------------------                   ----------------------
                                                            Totals:                $0.00                                    $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $186,735,373.96
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                 NO   X
                                                                                      -----               ------


          POOL B                                                                                            Predecessor
                                                                      Discounted            Predecessor     Discounted
          Lease #        Lessee Name                                  Present Value         Lease #         Present Value
          ----------------------------------------------------------  --------------------  --------------  ----------------------
                         NONE









                                                                      --------------------                  ----------------------
                                                             Totals:                $0.00                                   $0.00

   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                  $0.00
   b) ADCB OF POOL B AT CLOSING DATE                                                                                $86,877,354.94
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                            0.00%

 * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
   HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                 NO  X
                                                                                      ----                ------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                   Predecessor
                                                                              Discounted          Predecessor       Discounted
          Lease #     Lessee Name                                             Present Value       Lease #           Present Value
          ------------------------------------------------------------------  ------------------  ----------------  ---------------
          1528-004    U.S. Neurological, Inc.                                       $194,560.17   2042-202            $981,403.44
          2826-001    Newark Health Imaging, L.L.C.                                 $789,368.50









                                                                              ------------------                    ---------------
                                                                     Totals:        $983,928.67                       $981,403.44

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                          981,403.44
b) ADCB OF POOL A AT CLOSING DATE                                                                                   $186,735,373.96
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                              0.53%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                 NO X
                                                                                      -------             ------



          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                             Predecessor
                                                                              Discounted          Predecessor       Discounted
          Lease #     Lessee Name                                             Present Value       Lease #           Present Value
          ------------------------------------------------------------------  ------------------  ----------------  ----------------
                      None









                                                                              ------------------                    ----------------
                                                                    Totals:              $0.00                                $0.00


  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                               $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                                 $86,877,354.94
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
  SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
  FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                 NO X
                                                                                      ------              -----

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1. AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                  TOTAL OUTSTANDING CONTRACTS
          This Month                                 5,016,742.23         This Month                               228,807,796.69
          1 Month Prior                              1,885,950.91         1 Month Prior                            234,025,047.68
          2 Months Prior                             1,388,804.82         2 Months Prior                           239,559,978.32

          Total                                      8,291,497.96         Total                                    702,392,822.69

          a) 3 MONTH AVERAGE                         2,763,832.65         b) 3 MONTH AVERAGE                       234,130,940.90

          c) a/b                                            1.18%


2. Does a Delinquency Condition Exist (1c > 6%)?
                                                                                               Yes                   No      X
                                                                                                   ---------------     -------------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                       Yes                   No      X
                                                                                                   ---------------     -------------
   B. An Indenture Event of Default has occurred and is then continuing?                       Yes                   No      X
                                                                                                   ---------------     -------------

4. Has a Servicer Event of Default occurred?                                                   Yes                   No      X
                                                                                                   ---------------     -------------


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                            Yes                   No      X
                                                                                                   ---------------     -------------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                           Yes                   No      X
                                                                                                   ---------------     -------------
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                            Yes                   No      X
                                                                                                   ---------------     -------------




6. Aggregate Discounted Contract Balance at Closing Date                              Balance      $273,612,728.90
                                                                                                   ---------------


   DELINQUENT LEASE SUMMARY

                     Days Past Due           Current Pool Balance                                 # Leases
                     -------------           --------------------                                 --------

                           31 - 60                   6,548,497.01                                       51
                           61 - 90                     840,657.27                                       12
                          91 - 180                   5,016,742.23                                       18



Approved By:
Matthew E. Goldenberg
Assistant Treasurer